UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida 33190

(Address of principal executive offices, including Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2026, NextNRG, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “January 28 SPA”) with an investor (the “Purchaser”). Pursuant to the terms of the January 28 SPA, the Company agreed to sell, and the Purchaser agreed to purchase, 368,421 shares of the Company’s common stock at a purchase price of $350,000, representing a price per share of $0.95. The January 28 SPA contains customary representations, warranties and covenants.

On January 29, 2026, the Company entered into a Stock Purchase Agreement (the “January 29 SPA”) with the Purchaser. Pursuant to the terms of the January 29 SPA, the Company agreed to sell, and the Purchaser agreed to purchase, 154,639 shares of the Company’s common stock at a purchase price of $150,000, representing a price per share of $0.97. The January 29 SPA contains customary representations, warranties and covenants.

The foregoing description of the January 28 SPA and the January 29 SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the January 28 SPA and the January 29 SPA, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated as of January 28, 2026, by and between the registrant and the Purchaser.
10.2*	Stock Purchase Agreement, dated as of January 29, 2026, by and between the registrant and the Purchaser.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information has been excluded from this exhibit because it both (i) is not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextNRG, Inc.

Date: January 30, 2026	By:	/s/ Michael Farkas
	Name:	Michael Farkas
	Title:	Chief Executive Officer